UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2007
                                                          --------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-51102                20-2107839
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(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                    Identification No.)


2 East Main Street, Georgetown, MA                               01833
-----------------------------------------                     -----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 978-352-8600
                                                    ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

         This Amendment No. 1 on Form 8-K/A is filed to amend Exhibit 99.1 (Earnings Press Release and Related Statements of Financial Condition) filed on May 3, 2007 along with the Registrant's report on Form 8-K for the quarter ended March 31, 2007 (the "Original Form 8-K"). Due to a formatting error in the EDGAR process, the Statements of Financial Condition contained in Exhibit 99.1 showed a value of "1,000,000" as of March 31, 2007, representing the dollar value of preferred stock outstanding. The "1,000,000" shown actually represented the number of preferred stock shares authorized. The Company had no outstanding preferred stock as of March 31, 2007. The Statements of Financial Condition in the original earnings press release distributed through Business Wire and released on April 30, 2007, accurately stated no preferred stock outstanding.

         Except for the revision to the Statements of Financial Condition described above, this Amendment No. 1 does not otherwise alter the disclosures set forth in the Original 8K. Further, this Amendment No. 1 does not reflect events occurring after the filing of the Original 8K. This Amendment No. 1 is effective for all purposes as of the date of the filing of the Original 8K.

         The Statements of Financial Condition of the Original 8K are hereby amended in their entirety as follows:


Item 2.02   Results of Operations and Financial Condition.
            ---------------------------------------------

         On April 30, 2007 Georgetown Bancorp, Inc. (the "Company") issued a Press Release disclosing its results of operations and financial condition at and for the three and nine months ended March 31, 2007. A copy of the Press Release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses at and for the period ended March 31, 2007, as part of its Form 10-QSB covering that period.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Not Applicable.

(d)      Exhibits. The following exhibit is being furnished herewith:

         Exhibit No.            Description
         -----------            -----------

         99.1                   Press release dated April 30, 2007


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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GEORGETOWN  BANCORP, INC.


DATE:  May 1, 2007                   By:   /s/ Robert E. Balletto
                                        ----------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer